UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 26, 2004


                           R.H. DONNELLEY CORPORATION
               (Exact Name of Registrant as Specified in Charter)


               Delaware                    1-07155                   13-2740040
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     (State or Other Jurisdiction        (Commission               (IRS Employer
           of Incorporation)            File Number)         Identification No.)

                One Manhattanville Road, Purchase, New York 10577
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               (Address of Principal Executive Offices) (Zip Code)

                              R.H. DONNELLEY INC.*
               (Exact Name of Registrant as Specified in Charter)


               Delaware                   333-59287                   36-2467635
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     (State or Other Jurisdiction        (Commission              (IRS Employer
           of Incorporation)            File Number)         Identification No.)

                One Manhattanville Road, Purchase, New York 10577
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrants' telephone number, including area code: (914) 933-6400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation. R.H. Donnelley Inc. became subject to the filing requirements of Section 15(d) on October 1, 1998 in connection with the public offer and sale of its 9 1/8% senior subordinated notes, which notes were redeemed in full on February 6, 2004. In addition, R.H. Donnelley Inc. is the obligor of 8 7/8% senior notes due 2010 and 10 7/8% senior subordinated notes due 2012 and is now subject to the filing requirements of Section 15(d) as a result of such notes. As of February 25, 2004, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.

Item 9.           Regulation FD Disclosure

On December 5, 2003, R.H. Donnelley Corporation and R.H. Donnelley Inc. entered into a First Amendment ("First Amendment") to its Credit Agreement, dated as of December 6, 2002 (the "Credit Agreement"), with the financial institutions parties thereto, Deutsche Bank Securities Inc., Citigroup Global Markets Inc. and Bear, Stearns & Co. Inc., as joint lead arrangers and joint bookrunners, Bear Stearns Corporate Lending Inc. and Citicorp North America, Inc., as joint syndication agents, BNP Paribas and Fleet National Bank, as
documentation   agents,  and   Deutsche  Bank  Trust  Company  Americas,  as
administrative agent. The Company intends to discuss certain aspects of the First Amendment during its earnings conference call scheduled for 10 a.m. EST on February 27, 2004. A copy of the First Amendment has been filed as Exhibit 99.1 to this Form 8-K.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


R.H. DONNELLEY CORPORATION


By:      /s/ ROBERT J. BUSH
         ------------------
           Name: Robert J. Bush
           Title: Vice President and General Counsel


Date:  February 26, 2004


R.H. DONNELLEY INC.


By:      /s/ ROBERT J. BUSH
         ------------------
           Name: Robert J. Bush
           Title: Vice President and General Counsel


Date:  February 26, 2004

                                  EXHIBIT INDEX

Exhibit
Number   Description
------   -----------

  99.1 First Amendment, dated as of December 5, 2003, among R.H. Donnelley Corporation, R.H. Donnelley Inc., the financial institutions parties thereto, Deutsche Bank Securities Inc., Citigroup Global Markets Inc. and Bear, Stearns & Co. Inc., as joint lead arrangers and joint bookrunners, Bear Stearns Corporate Lending Inc. and Citicorp North America, Inc., as joint syndication agents, BNP Paribas and Fleet
          National Bank, as documentation agents, and Deutsche Bank Trust Company Americas, as administrative agent, to the Credit Agreement, dated as of December 6, 2002 (the "Credit Agreement"), among R.H. Donnelley Finance Corporation II, a Delaware corporation, R.H. Donnelley Corporation, R.H. Donnelley Inc., the several banks and other financial institutions party thereto, Deutsche Bank Securities Inc., Salomon Smith Barney Inc. and Bear, Stearns & Co. Inc., as joint lead arrangers and joint bookrunners, Bear Stearns Corporate Lending Inc. and Citicorp North America, Inc., as joint syndication agents, BNP Paribas and Fleet National Bank, as documentation agents, and Deutsche Bank Trust Company Americas, as administrative agent.